Exhibit 10.1
AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE

THIS AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE (the “Amendment”), is entered into as of this 14th day of January 2011 (“Effective Date”), by and between Sustainable Environmental Technologies Corporation (formerly RG Global Lifestyles, Inc.), a California corporation (“SETS”), and Horst Franz Geicke (“Lender”).

Preamble:

WHEREAS, the according to the terms of a certain Pro-Water Acquisition Agreement on July 7, 2010 (“Agreement”), SETS acquired Pro-Water LLC (“Acquisition”);

WHEREAS, the terms of the Agreement were amended on July 12, 2010 according to the terms of a certain Amendment No. 1 to the Pro-Water Acquisition Agreement (“Acquisition Amendment”);

WHEREAS, as part of the consideration for the Acquisition, SETS issued to Lender a Convertible Secured Promissory Note for $2,000,000 (“Note”), which was attached as Exhibit A to the Agreement;

WHEREAS, the conversion terms of the Note were amended by the Acquisition Amendment;

WHEREAS, the parties wish to amend the repayment terms of the Note;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements, provisions, covenants, representations and warranties herein contained, the parties hereto hereby agree as follows:

Agreement

1.           The parties agree that as of the Effective Date, the outstanding Principal Amount, including any accrued and unpaid interest, of the Note is $1,880,000.

2.           Subsection (a) of Section 1 “Repayment” of the Note, shall be amended to read as follows:

a)	The outstanding Principal Amount and all interest accrued thereon shall be payable according to the following monthly schedule to be paid over 60 months commencing with the month of January 2011:

See Addendum 1

unless converted by Lender pursuant to Section 5 below.

All monthly payments are due on the last day of each month as payment for such month.

Other than the foregoing, the Note, as amended by the Acquisition Amendment, remains in full force and correct.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Convertible Secured Promissory Note as of the Effective Date.

Sustainable Environmental Technologies Corporation

/s/ Keith Morlock
Keith Morlock
Secretary

Lender

/s/ Horst Geicke
Horst Geicke

Addendum 1

Payment	Monthly Payment	Principal Paid	Interest Paid	Remaining Balance
1	$35,477.92	$27,644.59	$7,833.33	$1,852,355.41
2	$35,477.92	$27,759.77	$7,718.15	$1,824,595.64
3	$35,477.92	$27,875.44	$7,602.48	$1,796,720.20
4	$35,477.92	$27,991.59	$7,486.33	$1,768,728.62
5	$35,477.92	$28,108.22	$7,369.70	$1,740,620.40
6	$35,477.92	$28,225.33	$7,252.59	$1,712,395.07
7	$35,477.92	$28,342.94	$7,134.98	$1,684,052.13
8	$35,477.92	$28,461.04	$7,016.88	$1,655,591.09
9	$35,477.92	$28,579.62	$6,898.30	$1,627,011.47
10	$35,477.92	$28,698.70	$6,779.21	$1,598,312.77
11	$35,477.92	$28,818.28	$6,659.64	$1,569,494.48
12	$35,477.92	$28,938.36	$6,539.56	$1,540,556.12
13	$35,477.92	$29,058.94	$6,418.98	$1,511,497.19
14	$35,477.92	$29,180.01	$6,297.90	$1,482,317.17
15	$35,477.92	$29,301.60	$6,176.32	$1,453,015.58
16	$35,477.92	$29,423.69	$6,054.23	$1,423,591.89
17	$35,477.92	$29,546.29	$5,931.63	$1,394,045.60
18	$35,477.92	$29,669.40	$5,808.52	$1,364,376.21
19	$35,477.92	$29,793.02	$5,684.90	$1,334,583.19
20	$35,477.92	$29,917.16	$5,560.76	$1,304,666.03
21	$35,477.92	$30,041.81	$5,436.11	$1,274,624.22
22	$35,477.92	$30,166.98	$5,310.93	$1,244,457.24
23	$35,477.92	$30,292.68	$5,185.24	$1,214,164.56
24	$35,477.92	$30,418.90	$5,059.02	$1,183,745.66
25	$35,477.92	$30,545.65	$4,932.27	$1,153,200.01
26	$35,477.92	$30,672.92	$4,805.00	$1,122,527.09
27	$35,477.92	$30,800.72	$4,677.20	$1,091,726.37
28	$35,477.92	$30,929.06	$4,548.86	$1,060,797.31
29	$35,477.92	$31,057.93	$4,419.99	$1,029,739.38
30	$35,477.92	$31,187.34	$4,290.58	$998,552.04
31	$35,477.92	$31,317.29	$4,160.63	$967,234.75
32	$35,477.92	$31,447.77	$4,030.14	$935,786.98
33	$35,477.92	$31,578.81	$3,899.11	$904,208.17
34	$35,477.92	$31,710.39	$3,767.53	$872,497.79
35	$35,477.92	$31,842.51	$3,635.41	$840,655.28
36	$35,477.92	$31,975.19	$3,502.73	$808,680.09
37	$35,477.92	$32,108.42	$3,369.50	$776,571.67
38	$35,477.92	$32,242.20	$3,235.72	$744,329.46
39	$35,477.92	$32,376.55	$3,101.37	$711,952.92
40	$35,477.92	$32,511.45	$2,966.47	$679,441.47
41	$35,477.92	$32,646.91	$2,831.01	$646,794.56
42	$35,477.92	$32,782.94	$2,694.98	$614,011.61
43	$35,477.92	$32,919.54	$2,558.38	$581,092.08
44	$35,477.92	$33,056.70	$2,421.22	$548,035.37
45	$35,477.92	$33,194.44	$2,283.48	$514,840.94
46	$35,477.92	$33,332.75	$2,145.17	$481,508.19
47	$35,477.92	$33,471.64	$2,006.28	$448,036.55
48	$35,477.92	$33,611.10	$1,866.82	$414,425.45
49	$35,477.92	$33,751.15	$1,726.77	$380,674.30
50	$35,477.92	$33,891.78	$1,586.14	$346,782.53
51	$35,477.92	$34,032.99	$1,444.93	$312,749.54
52	$35,477.92	$34,174.80	$1,303.12	$278,574.74
53	$35,477.92	$34,317.19	$1,160.73	$244,257.55
54	$35,477.92	$34,460.18	$1,017.74	$209,797.37
55	$35,477.92	$34,603.76	$874.16	$175,193.61
56	$35,477.92	$34,747.95	$729.97	$140,445.66
57	$35,477.92	$34,892.73	$585.19	$105,552.93
58	$35,477.92	$35,038.12	$439.80	$70,514.82
59	$35,477.92	$35,184.11	$293.81	$35,330.71
60	$35,477.92	$35,330.71	$147.21	$0.00
Totals	$2,128,675.16	$1,880,000.00	$248,675.16